================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2002
                                ---------------

                                NET2PHONE, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)

                                   000-26763
                                   ---------
                            (Commission File Number)

            Delaware                                   22-3559037
            --------                                   ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                                520 Broad Street
                            Newark, New Jersey 07102
                            ------------------------
            (Address of principal executive offices, with zip code)

                                 (973) 438-3111
                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                        (Former name or former address,
                         if changed since last report)

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Item 5.  Other Events.

         On March 19, 2002, Net2Phone, Inc. (the "Registrant") and its subsidiary, Adir Technologies, Inc. instituted suit against Cisco Systems, Inc. in the United States District Court for the District of New Jersey. A copy of the press release issued by the Registrant announcing the filing of the suit is attached as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not Applicable.
         (b)      Not Applicable.
         (c)      Exhibits.

         Exhibit No:                    Description

         99.2                           Press Release dated as of March 19, 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: March 20, 2002
                                                NET2PHONE, INC.


                                                /s/ Stephen M. Greenberg
                                                ------------------------
                                                By:  Stephen M. Greenberg
                                                Its: Chief Executive Officer